SUPPLEMENT #1 TO MASTER LOAN AGREEMENT Date of Supplement: November 24, 2025 THIS SUPPLEMENT #1 TO MASTER LOAN AGREEMENT (this “Supplement”) is made and entered into by and among Lender, CONTRAIL AVIATION SUPPORT, LLC (“CAS”) and CONTRAIL AVIATION LEASING, LLC (“CAL”, and together with CAS, each a “Borrower,” and collectively, the “Borrowers”) as of the date written above pursuant to the Master Loan Agreement by and between Lender and Borrower dated November 24, 2025 (the “Master Loan Agreement”). This Supplement constitutes a Supplement under the Master Loan Agreement and is hereby made a part of the Master Loan Agreement. All capitalized terms herein not otherwise defined herein shall have the meaning ascribed to them in the Master Loan Agreement. The credit facility described in this Supplement is governed by and shall be construed and administered in accordance with the terms and conditions of the Master Loan Agreement and this Supplement. To the extent any term or condition of this Supplement is inconsistent with any term or condition in the Master Loan Agreement or in any Supplement dated prior to this Supplement, the terms and conditions of this Supplement shall control. Except as specifically amended hereby, all terms and conditions of the Master Loan Agreement and all prior Supplements remain in effect. In consideration of the mutual covenants contained herein and in the Master Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledges, the Parties agree as follows: 1. DEFINITIONS. As used in this Supplement, the following terms have the following meanings: “Debt Service Coverage Ratio” means a ratio, the numerator of which shall be EBITDA for the 12-month period then ended and the denominator being the sum of: (i) Debt Service for the same period; plus (ii) the aggregate amount of payments required to be paid by Borrowers by amortizing the lowest principal balance outstanding on the Revolving Note at any time during the applicable Testing Period over a hypothetical seven (7)-year period at the then outstanding interest rate in effect at the time of the testing. “Resting Period” has the meaning ascribed to it in Section 2.4(b) of this Supplement. “Revolving Loans” means extensions of credit to Borrowers by Lender pursuant to this Supplement. “Revolving Note” means the Promissory Note Revolving Note in the form of Exhibit B to be executed concurrently with this Supplement.

2 “Revolving Note Maturity Date” means November 24, 2027, or such earlier date on which the Revolving Note becomes due and payable pursuant to this Supplement or the Master Loan Agreement. “Testing Period” has the meaning ascribed to it in Section 2.4(b) of this Supplement. “Unused Revolving Credit Commitment Fee” has the meaning ascribed to it in Section 2.4(c) of this Supplement. 2. THE CREDIT FACILITY; BORROWING PROCEDURES; INTEREST RATE; PAYMENTS; AND FEES. 2.1 Credit Facility. So long as no Event of Default has occurred or the obligation of the Lender to advance funds under the Revolving Loans has not been extinguished, Lender may lend to Borrowers and Borrowers agree to borrow from Lender (and to repay to Lender in accordance with the terms hereof) from time to time an aggregate principal sum equal to the principal face amount of the Revolving Note. As long as no Event of Default shall have occurred and be continuing, and subject to the further conditions and limitations contained herein and until expiration or maturity of the Revolving Loans, upon acceleration or otherwise, Borrowers may borrow, repay and re-borrow the Revolving Loans. If at any time the aggregate principal outstanding of Revolving Loans exceeds the principal face amount of the Revolving Note, Borrowers shall immediately repay Lender, without the necessity of notice or demand from Lender, an amount not less than such excess. All Revolving Loans made pursuant to this Supplement will be evidenced by the Revolving Note, shall be payable, as to interest, in accordance with the Revolving Note, and as to the principal, on the Revolving Note Maturity Date and will be made by deposits or transfers to Borrowers’ demand deposit account maintained with Lender or as otherwise directed by Borrowers. Although the Revolving Note shall be expressed to be payable in the full amount specified above, Borrowers shall be obligated to pay only the principal amount of Revolving Loans actually disbursed to or for the account of Borrowers, together with interest on the unpaid balance of the sums so disbursed, which remain outstanding from time to time as shown on the records of Lender. 2.2 Borrowing Procedures. Borrowers shall request Revolving Loans by written notice, or by telephonic notice confirmed in writing, to Lender, not later than 2:00 p.m., Madison time, on the requested Borrowing Date (which must be a Business Day). Each such request by Borrowers must specify the amount of the requested Loan. In the event of any inconsistency between the telephonic notice and the written confirmation thereof, the telephonic notice shall control. Each request for a Revolving Loan shall be irrevocable and shall constitute a certification by Borrowers that the borrowing conditions specified in Section 5.2 of the Master Loan Agreement and any conditions set forth in Section 3 of this Supplement will be satisfied on the specified Borrowing Date. Upon fulfillment of

3 the applicable borrowing conditions set forth in Section 5.2 of the Master Loan Agreement and any conditions set forth in Section 3 of this Supplement, Lender shall deposit the Loan proceeds in Borrowers’ demand deposit account maintained with Lender or as Borrowers may otherwise direct in writing. Notwithstanding anything contained herein to the contrary, in the event Borrowers and Lender have established a loan sweep arrangement, the terms of the documents governing such loan sweep, as applicable, shall supersede the borrowing procedures contained herein. 2.3 Interest Rate. The unpaid principal balance of each of the Revolving Loans outstanding from time to time shall bear interest for the period commencing on the Borrowing Date of such Loan until such Loan is paid in full. The Revolving Loans shall accrue interest at a variable rate equal to the 1-MONTH SOFR Rate plus 3.11% per annum and such rate shall be adjusted on the 1st day of each month. 2.4 Payments. Borrowers shall make the following payments on the Revolving Loans during the following periods: (a) Monthly Payments. Monthly payments of accrued unpaid interest only on the Revolving Loans due in arrears on the 1st day of each month, commencing on December 1, 2025, together with a final payment of the outstanding principal balance together with all accrued but unpaid interest together with such other amounts as shall then be due and owing from Borrowers to Lender under the Revolving Note due on the Revolving Note Maturity Date. (b) Revolving Loan Resting Period. Borrowers shall also make principal payments necessary to cause the total outstanding principal balance of all Revolving Loans to be zero (0) for at least thirty (30) consecutive days (the “Resting Period”) during the term of the Revolving Loans, or if the term of the Revolving Loans exceeds one (1) year, during each annual period ending on the anniversary of the date of the Revolving Loans (each a “Testing Period”). Notwithstanding the foregoing, Borrowers shall have no obligation to cause a Resting Period, if, at the time that a Resting Period would otherwise be required hereunder, Borrowers achieve a Debt Service Coverage Ratio of 1.25:1. (c) The Borrowers shall pay to the Lender a commitment fee at the rate per annum equal to 0.250% of the daily amount by which the face amount of the Revolving Note, as amended, renewed or restated from time to time, exceeds the principal amount of Revolving Loans then outstanding (the “Unused Revolving Credit Commitment Fee”). The Unused Revolving Credit Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date of this Supplement) and on the Revolving Note Maturity Date for revolving credit loans, unless the

4 Revolving Note, as amended, renewed or restated from time to time, is terminated in whole on an earlier date, in which event the Unused Revolving Credit Commitment Fee for the period to the date of such termination in whole shall be paid on the date of such termination. 2.5 Fees. Upon execution of this Supplement, Borrowers shall pay Lender a fee in the amount of $18,750.00 and a quarterly non-usage fee of 25 basis points paid in arrears and on a pro-rata basis for non-quarterly periods during the term hereof. 3. CONDITIONS FOR BORROWING. In addition to all conditions to borrowing set forth in Section 5.1 of the Master Loan Agreement, Lender’s obligation to make the Loan described in this Supplement is subject to the satisfaction or waiver by Lender in writing on or before the Closing Date of such Loan of the following conditions: 3.1 Lender shall have received the following, all in form, detail and content satisfactory to Lender: (a) The Revolving Note duly executed by Borrowers; and (b) The Guaranty duly executed by the Guarantor. 4. AFFIRMATIVE COVENANTS. In addition to all affirmative covenants set forth in Section 6 of the Master Loan Agreement, each Borrower covenants that it will, until Lender’s commitment to extend credit under this Supplement and all Permitted Swap Agreements relating to the credit facility extended under this Supplement have terminated or expired and the promissory note evidencing the credit facility extended under this Supplement, and all fees and expenses payable in connection with the credit facility extended under this Supplement have been paid in full: 4.1 Quarterly Rolling Cash Flow Coverage Ratio. Maintain, as of the last day of each fiscal quarter, a Quarterly Rolling Cash Flow Coverage Ratio of not less than 1.25 to 1.0. Lender may determine compliance with this Quarterly Cash Flow Coverage Ratio covenant at any time. 4.2 Tangible Net Worth. Maintain a Tangible Net Worth of at least $15,000,000 at all times. Lender may determine compliance with this Tangible Net Worth covenant at any time. 4.3 Notwithstanding the foregoing or anything in the Agreement or this Supplement, the following specific payments and receivable write-offs shall be made prior to fiscal year ending March 31, 2026 and disregarded and not accounted for in the calculation of Borrowers’ Cash Flow Coverage Ratio only for the fiscal year ending March 31, 2026 (e.g., shall not reduce the Borrower’s Net Income for purposes of calculating the Cash Flow Coverage Ratio hereunder) and shall not constitute an Event of Default:

5 (a) Accrual(s) by CAS of tax distributions owed to AirT, Inc. through March 31, 2025 in the aggregate amount of $xxxx. (b) Reclassification by CAS of debt obligations of AirT, Inc. to CAS under the xxxx Intercompany Note Receivable and xxxx Intercompany Note Receivable 2 in the aggregate amount of $xxxx as a tax distribution, and the related termination and satisfaction of such debt obligations. (c) CAS’ declaration and payment or accrual, as applicable, of a cash non-tax distribution in the aggregate amount of $xxxx to the CAS’ shareholders as of October 30, 2025; specifically, $xxxx paid in cash to AirT, Inc. on October 30, 2025 and a related accrual of $xxxx of tax distributions owed to OCAS, Inc as of the same date. (d) Future prepayment by CAS of a $xxxx prepayment to OCAS, Inc. on the Subordinated OCAS Note. 5. NEGATIVE COVENANTS. In addition to all negative covenants set forth in Section 7 of the Master Loan Agreement, each Borrower covenants that, without the prior written consent of Lender, Borrowers will not, until Lender’s commitment to extend credit under this Supplement and all Permitted Swap Agreements relating to the credit facility extended under this Supplement have terminated or expired and the promissory note evidencing the credit facility extended under this Supplement, and all fees and expenses payable in connection with the credit facility extended under this Supplement, have been paid in full. [remainder of page intentionally left blank; signature page follows]

[Signature Page to Supplement #1 to Master Loan Agreement] IN WITNESS WHEREOF, the Parties have executed this Supplement as of the date first written above. BORROWER: LENDER: CONTRAIL AVIATION SUPPORT, LLC ALERUAS FINANCIAL, NATIONAL ASSOCIATION By: By: Joseph Kuhn Briel Grube Its: CEO Its: SVP CONTRAIL AVIATION LEASING, LLC By: Joseph Kuhn Its: CEO

EXHIBIT A Form of Guaranty

CONTINUING GUARANTY THIS CONTINUING GUARANTY (this “Guaranty”) is entered into as of November 24, 2025, by AIR T, INC. (the “Guarantor”) in favor of and for the benefit of ALERUS FINANCIAL, NATIONAL ASSOCIATION (the “Lender”). RECITALS A. Pursuant to a Master Loan Agreement dated as of the date hereof (such agreement, as amended, revised, supplemented or restated from time to time, including, but not limited to, by Supplements thereto, the “Master Loan Agreement”) by and among Contrail Aviation Support, LLC (“CAS”), Contrail Aviation Leasing, LLC (“CAL”, and together with CAS, each a “Borrower,” and collectively, the “Borrowers”) and Lender, Lender has agreed to make and continue certain financial accommodations to Borrowers, on the terms and subject to the conditions set forth in the Master Loan Agreement. B. Lender requires, as a condition to entering into the Master Loan Agreement, that Guarantor execute and deliver this Guaranty in favor of Lender, and the parties intend that this Guaranty supersedes any and all other guarantees from Guarantor to Lender in connection with loans made by Lender to one or both of the Borrowers. AGREEMENTS In consideration of the Recitals and to induce Lender to enter into the Master Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows for the benefit of Lender. 1. DEFINITIONS. (a) Certain Defined Terms. Words not otherwise defined herein shall have the meanings assigned them in the Master Loan Agreement. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires: “Bank Documents” means the Master Loan Agreement, the Notes and the other Loan Documents. “Guaranty” means this Guaranty, as it may be amended, supplemented or otherwise modified from time to time. “Indebtedness” means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrowers individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and

2 liabilities of any Borrower, and any present or future judgments against any Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrowers for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated. “Indebtedness” also includes any and all costs and expenses incurred by Lender following an Event of Default associated with any commercially reasonable efforts, whether successful or not, for the recovery, delivery to Lender, sale or other disposition of any Collateral securing any of the Indebtedness, including, but not limited to, Collateral in foreign countries (collectively, “Collateral Recovery Costs”); provided, however, that while Collateral Recovery Costs include all costs, fees, and expenses, including attorney’s fees, associated with the recovery, repossession or other similar efforts to retrieve Lender’s Collateral, neither Collateral Recovery Costs nor Guaranty Collection Costs shall include any costs and fees associated with obtaining replacement Collateral. “payment in full”, “paid in full” or any similar term means payment in full of the Indebtedness, including all principal, interest, costs, fees and expenses (including reasonable legal fees and expenses) of Lender and all affiliates of Lender as required under the Bank Documents. (b) Interpretation. (i) References to “Sections” and “subsections” shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided. (ii) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Master Loan Agreement, the terms, conditions and provisions of this Guaranty shall prevail. 2. GUARANTY. (a) Continuing Guaranty. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTY THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWERS, OR ANY ONE OR MORE OF THEM, TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED ON A CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT

3 DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME. (b) Impact on Other Guaranties. This Guaranty supersedes and revokes any and all previous guarantees issued by the Guarantor to the Lender. (c) Guaranty of Payment, not Collection. For good and valuable consideration, Guarantor absolutely and unconditionally guaranties full and punctual payment and satisfaction of the Indebtedness of Borrowers to Lender when due, whether at stated maturity or by acceleration or otherwise. This is a guaranty of payments when due and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any Collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim. (d) Conditional Limitation of Liability. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor’s aggregate liability under this Guaranty will, at all times, be equal to the sum of the following: (i) Two Million Dollars ($2,000,000.00); plus (ii) Guaranty Collection Costs pursuant to Section (j) below; plus (iii) Collateral Recovery Costs (collectively, the “Liability Cap”). (e) Payment by Guarantor; Application of Payments. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which Lender may have at law or in equity against Guarantor by virtue hereof, that upon the failure of either Borrower to pay any of the Indebtedness when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), but subject to extension to account for any applicable cure periods, Guarantor will upon demand pay, or cause to be paid, in cash, to Lender an amount equal to the sum of the unpaid principal amount of all Indebtedness then due as aforesaid, accrued and unpaid interest on such Indebtedness (including interest which, but for the filing of a petition in bankruptcy with respect to any Borrower, would have accrued on such Indebtedness, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy proceeding) and all other Indebtedness then owed to Lender as aforesaid. All such payments shall be applied promptly from time to time by Lender to the Indebtedness in the manner determined by Lender in its sole discretion.

4 Guarantor’s liability under this Guaranty will only be reduced by sums actually paid by Guarantor under this Guaranty, but will not be reduced by sums from any other source, including, but not limited to, sums realized from any Collateral securing the Indebtedness or this Guaranty, or payments by anyone other than Guarantor, or reductions by operation of law, judicial order or equitable principles. Lender has the sole and absolute discretion to determine how sums shall be applied among guaranties of the Indebtedness. (f) Liability of Guarantor Absolute. Guarantor agrees that his obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Indebtedness. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows: (i) This Guaranty is a guaranty of payment when due and not of collectability. (ii) Lender may enforce this Guaranty upon the occurrence of an Event of Default under the Master Loan Agreement or any other Bank Document notwithstanding the existence of any dispute between any Borrower and Lender with respect to the existence of such Event of Default. (iii) The obligations of Guarantor hereunder are independent of the obligations of Borrowers under the Bank Documents and the obligations of any other guarantor of the obligations of Borrowers under the Bank Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against any Borrower or any other guarantor and whether or not any Borrower is joined in any such action or actions. (iv) Payment by Guarantor of a portion, but not all, of the Indebtedness shall in no way limit, affect, modify or abridge Guarantor’s liability for any portion of the Indebtedness which has not been paid. (v) Lender, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Indebtedness; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Indebtedness or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Indebtedness and take and hold security for the payment of this Guaranty or the Indebtedness; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Indebtedness, any other guaranties of the Indebtedness, or any other obligation of any person with respect to the Indebtedness; (v) enforce and apply any security now or hereafter held by or for the

5 benefit of Lender in respect of this Guaranty or the Indebtedness and direct the order or manner of sale thereof, or exercise any other right or remedy that Lender may have against any such security, in each case as Lender in its discretion may determine consistent with the Master Loan Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against any Borrower or any security for the Indebtedness; and (vi) exercise any other rights available to it under the Bank Documents at law or in equity. (vi) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Indebtedness), including the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce any agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Bank Documents, at law, in equity or otherwise) with respect to the Indebtedness or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Indebtedness; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) of the Master Loan Agreement, any other Bank Document or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Indebtedness, in each case whether or not in accordance with the terms of the Master Loan Agreement or such Bank Document or any agreement relating to such other guaranty or security; (iii) the Indebtedness, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source to the payment of indebtedness other than the Indebtedness, even though Lender might have elected to apply such payment to any part or all of the Indebtedness; (v) Lender’s consent to the change, reorganization or termination of the corporate structure or existence of any Borrower and to any corresponding restructuring of the Indebtedness; (vi) any failure to perfect or continue perfection of a security interest in any Collateral which secures any of the Indebtedness; (vii) any defenses, set-offs or counterclaims (other than a defense of payment or performance) which any Borrower may allege or assert against Lender in respect of the Indebtedness, including failure of consideration, breach of warranty, statute of frauds, and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Indebtedness. (g) Waivers by Guarantor. Guarantor hereby waives, for the benefit of Lender:

6 (i) any right to require Lender, as a condition of payment or performance by Guarantor, to (i) proceed against either Borrower, any other guarantor of the Indebtedness or any other person; (ii) proceed against or exhaust any security held from any Borrower, any such other guarantor or any other person; (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Lender in favor of any Borrower or any other person; or (iv) pursue any other remedy in the power of Lender whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Borrower including any defense based on or arising out of the lack of validity or the unenforceability of the Indebtedness or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Borrower from any cause other than payment in full of the Indebtedness; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Lender’s errors or omissions in the administration of the Indebtedness, except behavior which amounts to bad faith, recklessness, or willful misconduct; and (v) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor’s obligations hereunder; (ii) any rights to set-offs, recoupments and counterclaims; and (iii) promptness, diligence and any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Master Loan Agreement, the other Bank Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Indebtedness or any agreement related thereto, notices of any extension of credit to any Borrower and notices of any of the matters referred to in Section (f) and any right to consent to any thereof; and (vii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate Guarantor or sureties, or which may conflict with the terms of this Guaranty. (h) Guarantor’s Rights of Subrogation, Contribution, Etc. Until the Indebtedness shall have been indefeasibly paid in full, Guarantor may not exercise any rights of subrogation, contribution, reimbursement or indemnification that Guarantor may have against any Borrower or against any Collateral or security, and any rights of contribution that Guarantor may have against any other guarantor of the Indebtedness. Any rights of subrogation, contribution, reimbursement or indemnification that Guarantor may have

7 against any Borrower or against any Collateral or security, and any rights of contribution that Guarantor may have against any other guarantor, shall be junior and subordinate to any rights Lender may have against either Borrower, to all right, title and interest Lender may have in any such Collateral or security and to any right Lender may have against such other guarantor. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Indebtedness shall not have been paid in full, such amount shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Indebtedness, whether matured or unmatured, in accordance with the terms hereof. (i) Subordination of Other Obligations. Any indebtedness of any Borrower now or hereafter held by Guarantor is hereby subordinated in right of payment to the Indebtedness, and except as otherwise set forth in any Subordination Agreement entered into by Guarantor for the benefit of Lender, any such indebtedness collected or received by Guarantor shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Indebtedness but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty. (j) Expenses. Guarantor agrees to pay, or cause to be paid, on demand, and to save Lender harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Lender in connection with the enforcement of or preservation of any rights under this Guaranty (collectively, “Guaranty Collection Costs”). (k) Authority of Guarantor or Borrowers. It is not necessary for Lender to inquire into the capacity or power of Guarantor or Borrowers or the officers, directors or any agents acting or purporting to act on behalf of any of them. (l) Financial Condition of Borrowers. Lender’s loans to any Borrower may be continued from time to time without notice to or authorization from Guarantor regardless of the financial or other condition of such Borrower at the time of any such grant or continuation. Lender shall not have any obligation to disclose or discuss with Guarantor its assessment, or Guarantor’s assessment, of the financial condition of any Borrower. Guarantor has adequate means to obtain information from Borrowers on a continuing basis concerning the financial condition of each Borrower and its ability to perform its obligations under the Bank Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrowers and of all circumstances bearing upon the risk of nonpayment of the Indebtedness. Guarantor hereby waives and relinquishes any duty on the part of Lender to disclose any matter, fact or thing relating to the business, operations or conditions of Borrowers now known or hereafter known by Lender. (m) Rights Cumulative. The rights, powers and remedies given to Lender by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Lender by virtue of any statute or rule of law or in any of the other Bank Documents or any agreement between Guarantor and Lender or between any Borrower and Lender. Any forbearance or failure to exercise, and any delay by Lender in

8 exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy. (n) Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty. (i) The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Borrower or by any defense which such Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. (ii) Guarantor acknowledges and agrees that any interest on any portion of the Indebtedness which accrues after the commencement of any proceeding referred to in clause (i) above (or, if interest on any portion of the Indebtedness ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Indebtedness if said proceedings had not been commenced) shall be included in the Indebtedness because it is the intention of Guarantor and Lender that the Indebtedness which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve any Borrower of any portion of such Indebtedness. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Lender, or allow the claim of Lender in respect of, any such interest accruing after the date on which such proceeding is commenced. (iii) In the event that all or any portion of the Indebtedness are paid by Borrowers, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Indebtedness for all purposes under this Guaranty. (o) Set Off. In addition to any other rights Lender may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to Lender under this Guaranty, Lender is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of Lender owing to Guarantor and any other property of Guarantor held by Lender to or for the credit or the account of Guarantor against and on account of the Indebtedness and liabilities of Guarantor to Lender under this Guaranty. (p) Financial Statements. To the extent such information is not publicly and readily available, and to the extent not prohibited by applicable law, Guarantor agrees to furnish

9 to Lender within thirty (30) days of the direction of the Lender to do so, but in any case, no less frequently than annually, a financial statement of Guarantor listing all assets and liabilities (including contingent liabilities) of Guarantor, and the resulting net worth, signed and dated by Guarantor, in form, detail and completeness acceptable to Lender in its sole discretion from time to time. In addition, as soon as available, but in any event not later than ten (10) days after filing copies of Guarantor’s Federal income tax return as filed with the Internal Revenue Service, signed by Guarantor, complete in all respects including all statements, schedules (including any Schedule K-1s related to income or losses reported), forms and attachments thereto. In addition to any other financial reporting requirements of Guarantor to Lender, Guarantor agrees to furnish to Lender, at times and frequencies reasonably determined appropriate by Lender from time to time, any other information or reports with respect to Guarantor’s financial condition. 3. MISCELLANEOUS. (a) Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Bank Documents. (b) Limitation of Liability. Guarantor, and by its acceptance of this Guaranty, Lender, hereby confirms that it is the intention of all such persons that this Guaranty and the obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law to the extent applicable to this Guaranty and the Obligations of Guarantor hereunder. To effectuate the foregoing intention, Lender and Guarantor hereby irrevocably agree that the obligations of Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. (c) Notices. Any communications between Lender and Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by facsimile transmission, if to Lender, at its address set forth in the Master Loan Agreement and if to Guarantor, at his address set forth on the signature pages hereof, or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Lender or Guarantor shall not be effective until received. (d) Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. (e) Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Lender and Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

10 (f) Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect. (g) Applicable Law; Rules of Construction. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WISCONSIN, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. (h) Successors and Assigns. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and his respective successors and assigns. This Guaranty shall inure to the benefit of Lender and its successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of Lender. Lender may, without notice or consent, assign its interest in this Guaranty in whole or in part, provided that Lender shall use its best efforts to notify Guarantor of any such assignment promptly following such assignment. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of the Note, or any portion thereof, and in the event of such transfer or assignment the rights and privileges herein conferred upon Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. (i) Consent to Jurisdiction. To induce Lender to accept delivery of this Guaranty: GUARANTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY MANNER RELATING TO OR ARISING OUT OF THIS GUARANTY OR THE OTHER BANK DOCUMENTS MAY BE BROUGHT ONLY IN COURTS OF THE STATE OF WISCONSIN LOCATED IN DANE COUNTY OR THE FEDERAL COURT FOR THE WESTERN DISTRICT OF WISCONSIN AND GUARANTOR CONSENTS TO THE JURISDICTION OF SUCH COURTS. GUARANTOR WAIVES ANY OBJECTION HE MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH COURT AND ANY RIGHT HE MAY HAVE NOW OR HEREAFTER HAVE TO CLAIM THAT ANY SUCH ACTION OR PROCEEDING IS IN AN INCONVENIENT COURT. (j) Waiver of Jury Trial. GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and Lender each acknowledge that this waiver is a material inducement for Guarantor and Lender to enter into a business relationship, that Guarantor and Lender have already relied on this waiver in executing or accepting this Guaranty, and that each will continue to rely on this waiver in their related future dealings. Guarantor and Lender further warrant and represent that each has reviewed

11 this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY GUARANTOR AND LENDER), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS Guaranty. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court. (k) No Other Writing. This writing is intended by Guarantor and Lender as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of Guarantor’s undertaking with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. (l) Further Assurances. At any time or from time to time, upon the request of Lender, Guarantor shall execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to effect fully the purposes of this Guaranty. (m) Errors and Omission. The undersigned Guarantor, if requested by Lender, agrees to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender for any reason, including, without limitation, to enable Lender to sell, convey, seek guaranty or market said loan to any entity. (n) Effectiveness. This Guaranty shall become effective as to Guarantor upon the execution and delivery hereof by Guarantor. AIR T, INC. Name: Its: Address: {Signature Page of Air T. Inc. Guaranty}

EXHIBIT B Form of Revolving Note

Contrail Aviation Support, LLC Contrail Aviation Leasing, LLC Loan No. xxxxxx November 24, 2025 Note PROMISSORY NOTE REVOLVING NOTE $15,000,000.00 November 24, 2025 FOR VALUE RECEIVED, on or before the Revolving Note Maturity Date (as defined in the Master Loan Agreement referred to below), CONTRAIL AVIATION SUPPORT, LLC (“CAS”) and CONTRAIL AVIATION LEASING, LLC (“CAL” and together with CAS, individually referred to as a “Borrower” and collectively, as the “Borrowers”) promises to pay to the order of Lender, or its assignee, the principal sum of Fifteen Million Dollars ($15,000,000.00), or such lesser amount as is shown to be outstanding according to the records of Lender, together with interest on the principal balance outstanding from time to time at such rates and payable at such times as set forth below. 1. RATE OF INTEREST The principal amount of the Loan outstanding from time to time shall bear interest at the variable rate of 1-MONTH SOFR Rate (as defined in the Master Loan Agreement referenced below) plus 3.11% per annum and such rate shall be adjusted on the 1st day of each month. 2. PAYMENTS Payments of both principal and interest are to be made in immediately available funds in lawful currency of the United States of America at the office of Lender, or such other place as the holder hereof shall designate to the undersigned in writing. Unless required by applicable law, and prior to any default being declared, payments will be applied first to any accrued unpaid interest; then to principal; then to escrow; then to any late charges; and then to any unpaid collection costs. Funds shall be deemed received by Lender on the next business day if not received by 12:00 p.m. local time at the location payments hereunder are to be made. Borrower shall make the following payments during the following periods: (a) Monthly Payments. Monthly payments of accrued unpaid interest only on the Revolving Loans due in arrears on the 1st day of each month, commencing on December 1, 2025, together with a final payment of the outstanding principal balance together with all accrued but unpaid interest together with such other amounts as shall then be due and owing from Borrower to Lender under the Revolving Loans due on the Revolving Note Maturity Date; (b) Revolving Loan Resting Period. Borrower shall cause the total outstanding principal balance of all Revolving Loans to be zero (0) for at least thirty (30) consecutive days during the term of the Revolving Loans, or if the term of the Revolving Loans exceeds one (1) year, during each annual period ending on the anniversary of the date of the Revolving Loans (the “Resting Period”). Notwithstanding the foregoing, Borrower shall have no obligation to cause a

2 Resting Period if at the time such Resting Period would be required the Borrower has achieved a Debt Service Coverage Ratio of 1.25:1. For purposes of this section only, Debt Service Coverage Ratio shall mean a ratio, the numerator of which shall be EBITDA for the 12-month period then ended and the denominator being Debt Service. 3. FINAL PAYMENT MATURITY DATE Notwithstanding anything set forth above, all sums due under this Note, both principal and interest, if not sooner paid, shall be due and payable on November 24, 2027 (“Revolving Note Maturity Date”). 4. PREPAYMENTS; MINIMUM FINANCE CHARGE Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the Revolving Loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum finance charge of $95.00. Other than Borrower’s obligation to pay any minimum finance charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower making fewer payments. Borrower agrees not to send Lender payments marked “paid in full,” “without recourse,” or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amounted owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: ALERUS FINANCIAL, NATIONAL ASSOCIATION, 3200 S. Columbia Rd., Grand Forks, ND 58201. 5. PAYMENT DUE DATE/FAILURE TO PAY (a) All payments due under this Note shall be made without demand and received on the dates set forth in Section 2 above; (b) In the event of a default as defined in this Note, or as set forth in the Master Loan Agreement or any Collateral Documents or Guaranties, at the option of Lender, for so long as the default exists, interest on the outstanding principal balance hereof shall accrue and will be paid at the rate in effect from time to time hereunder plus an additional 3% per annum, but in no event shall such default rate exceed, however, the maximum rate permitted by law (“Default Interest Rate”); and (c) Any installment of principal and/or interest due hereunder which is not received on or before the 10th day following the date on which it is due shall be subject to a late

3 payment fee of 5% of the amount owed on such installment (but not less than $50.00) for the purpose of defraying the expense incident to handling such delinquent payment (this payment is in addition to the amount set forth in (b) above). 6. INTEREST RATE COMPUTATION Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. 7. PLACE OF PAYMENT All payments shall be made to Lender at the address on the interest billing statement provided by Lender or at the address of Lender set forth in Section 13 of this Note, at any branch of Lender, or such other place as Lender may from time to time designate in writing. 8. MASTER LOAN AGREEMENT This Note evidences indebtedness incurred under; is the “Revolving Note” referred to in; and is subject to the terms and provisions of the Master Loan Agreement by and between Borrower, Contrail Aviation Leasing, LLC and Lender of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including, but not limited to, by Supplements thereto, the “Master Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Master Loan Agreement. This Note is secured by the Collateral Documents. The terms of the Collateral Documents are incorporated herein and made a part hereof by reference. 9. DEFAULT In the event of the occurrence of an Event of Default under the Master Loan Agreement, and after giving effect to any applicable right to cure provided by the Master Loan Agreement, Lender may, at its option and without notice, declare this Promissory Note to be, and this Promissory Note shall thereupon become, immediately due and payable, together with accrued interest thereon. Without limiting the foregoing right and without limiting any other rights and remedies of the Lender at law or in equity, the Lender is also entitled to the rights and remedies provided for in the Master Loan Agreement and the Collateral Documents and may enforce the covenants, agreements and undertakings of Borrower contained therein and may exercise the remedies provided for thereby or otherwise available in respect thereto, all in accordance with the terms thereof. In addition to any other right, Lender may apply and/or set-off against amounts due it hereunder any deposits, account balances, or other credits of any Borrower in the possession of or in transit to Lender, and Borrower hereby grants Lender a security interest in all of the foregoing.

4 10. WAIVERS Except as herein provided, Borrower and all others who may become liable for all or part of the principal balance hereof or for any obligations of Borrower to Lender or the holder hereof (a) forever waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, (b) agree that the time of payment of the debt or any part thereof may be extended from time to time without modifying or releasing the lien of the Collateral Documents or the liability of Borrower or any other such parties, the right of recourse against Borrower and such parties being hereby reserved by Lender; and (c) agree that time is of the essence. Borrower agrees to pay all reasonable costs of collection when incurred, whether suit be brought or not, including reasonable attorneys’ fees and costs of suit and preparation therefore, and to perform and comply with each of the covenants, conditions, provisions and agreements of Borrower contained in this Note, the Master Loan Agreement and Collateral Documents. It is expressly agreed by Borrower that no extensions of time for the payment of this Note, nor the failure on the part of Lender to exercise any of its rights hereunder, shall operate to release, discharge, modify, change or affect the original liability under this Note, the Master Loan Agreement or any of the Collateral Documents, either in whole or in part. 11. WAIVER OF JURY TRIAL BORROWER HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER REPRESENTS THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN. 12. COMPLIANCE This Note is to be governed by, and construed and enforced in accordance with, the laws of the State of Wisconsin (without giving effect to Wisconsin’s principles of conflicts of law), except to the extent (a) of procedural and substantive matters relating only to the creation, perfection, foreclosure and enforcement of rights and remedies against specific collateral, which matters shall be governed by the laws of the state in which the collateral is located (the “Collateral State”), and (b) that the laws of the United States of America and any rules regulations, or orders issued or promulgated thereunder, applicable to the affairs and transactions entered into by the Lender, otherwise preempt Collateral State law or Wisconsin law; in which event such federal law shall control. Borrower hereby irrevocably submits to the jurisdiction of any Wisconsin or federal court sitting in Madison, Wisconsin (or, with respect to the matters set forth in subsection (a) above, any state in which the property encumbered by the Collateral Documents is located) over any suit, action or proceeding arising out of or relating to this Note or any of the Loan Documents. Borrower hereby waives any right to object to the location of venue in any Wisconsin or federal court sitting in Madison, Wisconsin, or, with respect to the matters set forth in subsection (a)

5 above, to the appropriate court located in the Collateral State, concerning any suit, action or proceeding arising out of or relating to this Note or any of the Loan Documents and waives any objection which it may have at any time to the laying of venue in any proceedings brought in any such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over such party to object to the choice of governing law set forth in this section. Borrower acknowledges that the loan evidenced by this Note was solicited, negotiated, closed and funded in the State of Wisconsin, and waives any implication that the laws of any other state shall apply for usury purposes. 13. NOTICES All notices, requests and demands to be made hereunder to the parties hereto must be in writing and must be delivered to the applicable address stated below by any of the following means: (a) personal service; (b) electronic communication, including, but not limited to, electronic mail, telex, telegram or telecopying (and if by telex, telegram or telecopying, then only if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (c) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof will be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to subsection (c) will be deemed received three (3) days following deposit in the mail. Borrowers: CONTRAIL AVIATION SUPPORT, LLC CONTRAIL AVIATION LEASING, LLC 435 Investment Court Verona, WI 53593-8788 Lender: ALERUS FINANCIAL, NATIONAL ASSOCIATION 3200 S. Columbia Rd. Grand Forks, ND 58201 14. INTEREST NOT TO EXCEED MAXIMUM ALLOWED BY LAW. If from any circumstances whatsoever, by reason of acceleration or otherwise, the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligations to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event shall any exaction be possible under this Note in excess of the limit of such validity.

6 15. SUCCESSORS All rights, powers, privileges and immunities herein granted to Lender shall extend to its successors and assigns and any other legal holder of this Note, with full right by Lender to assign and/or sell same. [remainder of page intentionally left blank; signature page follows]

[Signature Page to First Amended and Restated Promissory Note Revolving Note] The undersigned agrees to pay all costs of collection, including reasonable attorneys’ fees. IN WITNESS WHEREOF, the Parties have executed this Note as of the date and year first above written. BORROWER: LENDER: CONTRAIL AVIATION SUPPORT, LLC ALERUS FINANCIAL, NATIONAL ASSOCIATION By: By: Joseph Kuhn Briel Grube Its: CEO Its: SVP CONTRAIL AVIATION LEASING, LLC By: Joseph Kuhn Its: CEO